SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                August 10, 1999




                      FIRST ROBINSON FINANCIAL CORPORATION

------------------------------------------------------------------------
             Exact name of Registrant as specified in its Charter)



    Delaware                 0-29276                  34-4145294
------------------------------------------------------------------
(State or other         (Commission File          (IRS Employer
 jurisdiction of             Number)            Identification
 incorporation)                                         No.)



501 East Main Street, Robinson, Illinois                 62454
------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (618) 544-8621
------------------------------------------------------------------

ITEM 5.     OTHER EVENTS

     Attached as Exhibit 99 is the Registrant's press release dated August 10, 1999 announcing its intention to repurchase up to 5% of its outstanding shares. The stock repurchase will begin on August 16, 1999 and conclude on February 16, 2000.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits

            The exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FIRST ROBINSON FINANCIAL CORPORATION



Date: August 19, 1999       By:   /s/ Rick L. Catt
                                   -----------------------------
                                   Rick L. Catt
                                   President and Chief Executive Officer

                                 EXHIBIT INDEX



  Exhibit
  Number                           Description
----------       ----------------------------------------------------

    99           Press Release dated August 10, 1999